Supplement  to:

CALVERT  SOCIALLY  RESPONSIBLE  FUNDS  PROSPECTUS
CALVERT  WORLD  VALUES  INTERNATIONAL  EQUITY  FUND

Prospectus  dated  January  31,  2001
Date  of  Supplement:  April  18,  2001

In an effort to minimize the effect of any market timers, Calvert World Values International Equity Fund will begin to charge a redemption fee upon the redemption of certain large-ticket purchases redeemed within 30 days of purchase. Effective May 1, 2001, the Fund will charge shareholders a redemption fee, payable to the Fund, of 2% of redemption proceeds, on purchases in excess of $100,000 that are redeemed or exchanged out of the Fund in less than 30 days. Please note this change on pages 31 and 69 of the prospectus.

The Fund's Board found this fee to be in the best interest of long-term shareholders. Unlike long-term shareholders, market timers buy and sell Fund shares within a very short period, thus driving up portfolio turnover and transaction expenses.